Vet Breath Analytics

a Global Innovative Platforms Inc. (GIPL) division

Revolutionizing Animal Health through Breath Analysis.



Forward Looking Statement

This presentation includes "forward-looking statements." To the extent that the information presented in this presentation discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," “pro-forma,” “goals,” "proposes,“ and words of similar import. Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the Company's annual report on Form 10-K and any subsequent filings with the U.S. Securities and Exchange Commission. Forward-looking statements contained in this presentation speak only as of the date of this presentation or as otherwise indicated and Global Innovative Platforms Inc. does not undertake any duty to update any forward-looking statements except as may be required by law.

Introduction

Vet Breath Analytics (a GIPL division) is transforming animal health with cutting-edge, non-invasive technologies. VBA addresses critical challenges and gaps across veterinary diagnostics.

Disease Detection

Treatment Effectiveness

Air Quality Monitoring

With advanced gas chromatography and AI-driven analysis, VBA is seeking to redefine standards in animal health, safety, and diagnostics. We aim to reduce costs, improve outcomes, and make diagnostics more accessible.

Our Misson & Vision

Our Mission

To lead the way in breath analytic diagnostics by creating the first breath test for animals, starting with heartworms in dogs. Our revolutionary technology will seek to identify a wide range of animal health issues, from a myriad of diseases to toxic environmental conditions.

Our Vision

To set a new standard for animal health by providing non-invasive breath diagnostics that empower early detection, protect lives, and promote thriving environments.





The Challenge in Early Disease Detection for Animals

Animal health professionals face critical challenges in detecting diseases early and monitoring treatment effectively. Limited options for non-invasive, first-line screening create a gap in proactive care, often delaying crucial follow-up diagnostics.

Late Detection

Many diseases are diagnosed only after significant progression, reducing treatment success rates.

Limited Screening Options

Non-invasive, first-line tools for early disease detection are lacking, delaying timely intervention.

Reliance on Invasive Methods

Current diagnostics often require blood draws or other stressful procedures for animals.

Undetected Subclinical Cases

Early-stage diseases often go unnoticed, allowing them to progress and spread undetected.

Our Solution: Breath & Air Analysis using VOCAM+ & FROG

We believe, the **VOCAM+ and FROG technologies** offer unprecedented diagnostic and monitoring capabilities, which have the ability to serve veterinarians, herd health managers, environmental health specialists, and other professionals dedicated to improving animal health and safety. These tools deliver actionable insights across multiple sectors, making them indispensable in modern veterinary and agricultural practices.

Early Disease and Contamination Detection

Enables faster identification of diseases and airborne pathogens; reducing risks to animal health and productivity.

Non-Invasive Testing & Rapid Analysis

Provides stress-free, efficient testing methods for animals, delivering actionable insights in minutes.

Real-Time Health and Safety Monitoring

Continuously monitors environments for health risks, offering proactive solutions for veterinary and agricultural industries.

Versatile Solutions Across Animal Health

Serves veterinarians and environmental managers with scalable, multi-purpose diagnostics.

Technology Overview: VOCAM+ Advanced Breath Analysis

Purpose

- Designed for direct breath sampling in animals.
- Detects organic compounds (VOCs) to identify early disease markers.

Functionality

- After breath collection, VOCAM Plus uses **gas chromatography and AI-driven analysis** to process the sample, providing results within 10 minutes.

Use Case

- Best suited for individual diagnostics, such as early disease detection or treatment monitoring in pets and livestock.


DEFIANT TECHNOLOGIES
VOCAM

High-Sensitivity Detection

Gas Chromatography with Photo-Ionization (GC-PID) detects VOCs at 500 PPT, 1000 times more sensitive than typical tests.

Non-Invasive & Portable

Runs on batteries, uses ambient air, and is user-friendly for in-clinic or mobile use.

Cloud-Based AI Analysis

Breath sample data is analyzed in the cloud, delivering results in minutes for quick clinical decisions.

Technology Overview: FROG Portable Gas Chromatograph

Versatile Detection Routes

The FROG-5000 is a compact, portable gas chromatograph (GC) that uses a photoionization detector (PID) for VOC analysis in air, water, and soil samples.

Portable & Self-Sufficient

Weighs less than 5 lbs, uses ambient air (no specialty gases), and has a 9-hour battery life.

Rapid Reporting & Results

User-friendly software and simple calibration with results displayed on a removable micro-SD with lab quality results in under 10 minutes



Purpose

Specialized for environmental sampling in closed spaces (e.g., barns, coops)

Functionality

FROG incorporates a collection wand that allows for easy sampling of air, soil, and water, which is then processed to detect potential contaminants.

Use Case

Ideal for proactive health management and identifying environmental risks like airborne diseases in livestock facilities.



Core Areas of Innovation

VBA's technology drives innovation across three critical areas: disease detection, treatment effectiveness, and air quality monitoring—addressing key challenges in animal health and safety with non-invasive, rapid solutions.



Disease Detection

Breath-based diagnostics enable earlier detection of diseases like heartworm, reducing reliance on invasive tests. VBA's technology has the potential to expand to other significant diseases, with the goal of offering veterinarians a quick and noninvasive screening tool.

Treatment Effectiveness

Advanced breath analysis provides a unique way to monitor treatment outcomes over time. By detecting changes in breath markers, VBA's technology helps veterinarians assess the effectiveness of interventions and optimize patient care.

Air Quality Monitoring

Non-invasive VOC detection offers a solution for identifying airborne pathogens and contaminants in high-density animal environments, like barns and poultry facilities. VBA's technology supports proactive health management and outbreak prevention.

Defiant Technologies

Defiant Technologies provides Vet Breath Analytics (VBA) with proven, cutting-edge gas chromatography systems, enabling rapid, and non-invasive diagnostics. This partnership ensures reliability, scalability, and market-ready solutions for animal health.

defiant-tech.com

Perpetual, Exclusive, Lifetime Licensing

Vet Breath Analytics partnered with Defiant Technologies, a leader in portable gas chromatograph (GC) systems, to license their advanced micro-GC technology. This agreement provides access to cutting-edge chemical detection capabilities for veterinary diagnostics.

Access to the Latest Device Enhancements

Defiant's devices, the VOCAM+ and FROG, delivers lab-quality results in under 10 minutes, even in field conditions. VBA leverages these advancements to enhance its non-invasive diagnostic tools for rapid and accurate analysis of breath samples.

Tested, Validated, Accepted

Defiant Technologies' portable GC systems have been rigorously tested and validated for detecting volatile organic compounds (VOCs) in air, water, and soil. This proven technology underpins VBA’s diagnostic solutions, ensuring reliability for veterinary diagnostics.

AI-Driven Diagnostics

Veterinary Breath Analytics (VBA) integrates advanced AI to revolutionize non-invasive diagnostics, delivering rapid, scalable, and highly accurate insights for animal health.

Continuous Learning

Machine learning algorithms improve diagnostic precision with every data input.

Rapid Analysis

Cloud-based AI delivers results in under 10 minutes, enabling timely interventions.

Scalable Detection

Expands to identify multiple diseases or hazards from a single sample.

Comprehensive Insights

Supports early detection, treatment monitoring, and environmental safety assessments.

Market Opportunity: Disease Detection

Companion Animal US Diagnostics Market

$2.88 billion in 2023

and is projected to grow to

$4.28 billion by 2029

(CAGR of 6.8%)

Growth Drivers

- Growing chronic disease rates in pets
- Advances in molecular diagnostics
- Increased pet ownership
- Demand for rapid, in-house testing options

Livestock & Large Animal US Diagnostics Market

$7.22 billion in 2023

and is projected to grow to

$14.3 billion by 2031

(CAGR of 9%)

Growth Drivers

- Demand for early disease detection
- Focus on preventive health management
- Need for airborne monitoring
- Expanding livestock population

Emerging Technology & Trends

- Rising Demand for Real-Time Health Monitoring
- AI-Driven Diagnostics for Early Detection
- Preventative Care & Environmental Monitoring Lowers Outbreak Costs

Clinical Validation: Disease Detection

Vet Breath Analytics began its clinical validation with **heartworm disease**, leveraging breath analysis to detect early-stage infections. This innovative approach has the potential to expand into detecting other diseases such as hookworms, roundworms, whipworms, and tapeworms.



Foundational Research

- **Expert Collaboration:** Initial research led by Dr. Byron Blagburn and Dr. Lindsay Starkey at Auburn University.
- **Proof of Concept**: First-generation gas chromatography demonstrated the feasibility of heartworm disease detection through breath analysis.

Current Research

- **Ongoing Studies**: Research partnership with Dr. Lindsay Starkey at the University of Oklahoma.
- **Heartworm Focus**: Data collection to define the “breath print” of heartworm-positive dogs using the advanced VOCAM+ technology.

Key Advantages of Breath-Based Disease Detection

- **Proven Feasibility**: Early research confirms VOC-based detection is viable for identifying disease-specific markers.
- **Precise Targeting**: Initial studies demonstrate the ability to detect specific disease profiles, such as heartworm “breath prints.”
- **High Sensitivity:** Breath analysis shows potential for detecting diseases in early, subclinical stages, addressing a critical diagnostic gap.
- **R**apid Validation: Data from studies will inform real-world applications, accelerating development of additional disease models.

Foundational Research: Heartworm Detection

Auburn University researchers, including Dr. Lindsay Starkey and Dr. Byron Blagburn, have developed a non-invasive, painless method for detecting heartworm infections in dogs. This innovative approach utilizes gas chromatography to analyze volatile organic compounds (VOCs) in a dog's breath, identifying specific compounds present only in infected animals.

- **Non-Invasive Testing:** Breath samples collected in seconds, no blood draw needed.
- **Rapid Diagnosis:** Enables quick detection during routine exams.
- **Broader Diagnostic Use:** Potential to apply this non-invasive breath analysis technology to detect other diseases beyond heartworm.

This advancement offers a faster, less invasive alternative to traditional tests, with significant potential to improve veterinary care and animal health management.


AUBURN UNIVERSITY

INNOVATION ADVANCEMENT & COMMERCIALIZATION

Noninvasive heartworm detection in dogs

Inventors:

Dr. Sarah Zohdy Assistant Professor Forestry & Wildlife Sciences

Dr. Byron Blagburn Distinguished Professor Pathobiology

Dr. Lindsay Starkey Assistant Professor Pathobiology

Contact:

Troy Brady, PhD, CLP
Auburn University
Innovation Advancement & Commercialization
334-844-4977
lifesci@auburn.edu
iac.auburn.edu
Reference: Heartworm detection

Auburn University is seeking a licensee or development partner for a noninvasive method and accompanying device for heartworm detection in dogs.

Overview: Canine heartworm disease is a serious and potentially fatal disease of the heart and lungs of dogs worldwide. A 22% increase in diagnosis of heartworm infection was observed between 2013-2016, and a 2017 forecast predicted still more increases to come. Most tests to detect heartworm require a blood sample, which may be stressful for pet owners and their dogs. Now there is a quick and painless way to check for heartworm without taking blood.

Advantages:

• **PAINLESS** - No blood is needed to test for heartworm • **COMPANION TEST** - Can be paired with existing tests to confirm infection, if needed • **RAPID** - Results obtained the same day

Description: Canine heartworm [illegible] pathogen that infects [illegible] *Dirofilaria immitis* [illegible] lungs of dogs, cats, and ferrets. Present in both developed and developing nations, this pathogen may infect up to 800,000 dogs in the US alone. Because it can be fatal, annual testing is recommended. Blood draws are currently used to detect adult and juvenile forms of the disease. This new method allows noninvasive sampling of breath volatiles in less than two minutes followed by gas chromatography to detect key compounds present only in infected animals. Testing can be completed during a typical veterinarian examination, allowing blood draws to be taken that same day for confirmatory testing, if needed. Alternatively, this test could enable the convenience of at-home/mail-in sampling by pet owners where captured breath volatiles are mailed to a lab for analysis.

neg
pos
PC2 (12%)
PC1 (75%)

Different volatiles in infected vs noninfected dogs. (Left) Breath is easily sampled and stored. **(Right)** Principal Component Analysis of volatiles from uninfected (red) and infected (green) dogs. A breath volatile "fingerprint" allows detection of infected animal.

Status:

• US and PCT patent applications have been filed
• Demonstrated *in vivo* in laboratory setting

A codevelopment partner is sought to further develop a market-ready device and • method • This technology is available for exclusive or non-exclusive licensing

Early Stage In vivo Field Study Market Ready

View More Available Technologies

THIS IS INNOVATION. **THIS IS AUBURN.**

Auburn University is an equal opportunity educational institution employer

Timeline & Milestones

Licensing Agreement

Formal agreement with Defiant Technologies for VOCAM & FROG technologies

Canine Breath Capture Device

Developed prototype for breath sample capture in dogs.

Heartworm Infection Detection

Sample collection and data analysis for clinical validation of VBA's heartworm disease breath test

Early Detection Samples

Sample collection and data analysis focused on determining the timing of earliest possible detection.



Initial Fundraising

Raised $1M and seeking investments for research and scaling

Research Partnerships

Established partnerships with leading veterinary parasitologists & mold experts

Data Collection Milestone

Collection of enough samples in heartworm to establish unique "breath prints"

Expanded Disease Models

Begin validation studies to expand detection of other significant diseases or infections.

Path to Commercialization

VBA's commercialization strategy focuses on field research and strategic partnerships to advance its three core areas of innovation, paving the way for licensing or acquisition by established industry leaders.



Disease Detection

- Validate technology through field testing.
- Partner with diagnostic companies (e.g., IDEXX, ANTECH, Zoetis).
- License or sell for large-scale commercialization

Treatment Effectiveness

- Secure funding for feasibility studies.
- Partner with pharmaceutical or research institutions.
- Develop non-invasive treatment monitoring tools.

Air Quality Monitoring

- Fund research for airborne pathogen detection.
- Partner with large-scale animal facilities.
- Position as preventative health management tool.

Competitive Set

Vet Breath Analytics (VBA) stands alone in the market, pioneering non-invasive diagnostics for disease detection delivering unparalleled solutions to critical gaps in animal health and safety.

Veterinary Diagnostics

- IDEXX, ANTECH & Zoetis Diagnostics: leading providers of diagnostic products and services for animal health, including laboratory services and point-of-care testing.

Future Applications: Cancer

- Volition Vet: Nu.Q® Vet Cancer Screening Test, is non-invasive diagnostic for cancer screening and monitoring in canines.

VBA and Global Innovative Platforms, Inc. (GIPL)

Vet Breath Analytics (VBA) is a wholly owned subsidiary of Global Innovative Platforms, Inc. (GIPL), a publicly traded company focused on advancing animal health through cutting-edge technology.

Transparency

Operating under GIPL ensures compliance, oversight and public reporting

Strategic Focus

VBA is GIPL's primary innovation initiative, with all resources directed toward its success.

Investor Advantages

Public status facilitates access to capital, enabling rapid growth and development.

Our Team



Andrew Brown
CEO

Andrew co-founded and scaled Doorstep Delivery, merging it with BiteSquad to create a $321M deal. With expertise in business development and strategic growth, Andrew leads VBA in transforming animal health diagnostics.



David A.B. Brown, MBA
Strategic Advisor

David brings decades of experience in strategic consulting and business growth, having served as CEO of Layne Christensen and advised on transformative projects in energy, technology, and emerging industries. His expertise supports VBA's commercialization and partnership strategies.



Rob Tavzel, MBA, PMP M.Tech.Mgmt. *Key Technical Advisor*

Rob has over 20 years of experience in technology development, including breath-testing diagnostics for human health. At VBA, he guides the application of breath analytics in veterinary diagnostics and feed safety.



Lindsay Starkey, DVM, PhD, Diplomate ACVM Parasitology
Research Partner

An expert in parasitology and vector-borne diseases, Dr. Starkey is an Associate Professor at Oklahoma State University. She oversees VBA's research in non-invasive diagnostic methods for companion animals.






Thank You

Contact Us

Address

149 James Place, Maitland, FL 32751

Phone Number

321.230.3739

Email Address

Andrew@GIPLinc.com